Exhibit 10.15

STOCK REPURCHASE AGREEMENT

THIS STOCK REPURCHASE AGREEMENT (this “Agreement”) is effective as of the 31st day of May, 2018 (the “Effective Date”), by and  between  (i) Axcella Health, Inc., a Delaware corporation (the “Company”), and (ii) Robert Connelly (the “Repurchase Stockholder”).

RECITALS

WHEREAS, the Repurchase Stockholder owns of record and beneficially 1,154,655 shares of the Company’s Common Stock, par value $0.001 per share, and the Company (the “Owned Shares”);

WHEREAS, the Company lent the Repurchase Stockholder funds pursuant to a Promissory Note, dated as of September 5, 2013 (the “Note”), and the outstanding principal of the Note as of the Effective Date is $529,986.64, and the outstanding interest accrued on such principal as of the Effective Date is $38,171.97, for a current outstanding balance as of the Effective Date of $568,158.61 (the “Balance”); and

WHEREAS, the Repurchase Stockholder desires for the Company to repurchase 168,594 Owned Shares (the “Repurchase Shares”) , at cost which is $3.37 per share, resulting in an aggregate repurchase price of $568,161.78, which shall satisfy the Balance and discharge Repurchase Stockholder’s obligations under the Note, and the Company desires to make such repurchase.

NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in this Agreement, the parties hereto agree as follows:

1.                                      Repurchase of Shares.

1.1                               Repurchase and Cancellation. Subject to the terms and conditions of this Agreement, the Repurchase Stockholder agrees to sell, assign, transfer, convey and deliver to the Company, and the Company agrees to purchase, accept and take from the Repurchase Stockholder, at the Closing (as defined in Section 1.2) the Repurchase Shares as consideration for the payment of the Balance and the discharge of all of the Repurchase Stockholders obligations under the Note (the “Repurchase Consideration”).  The Repurchase Stockholder agrees that he is not entitled to any consideration other than the Repurchase Consideration in connection with the Company’s purchase of the Repurchase Shares.

1.2                               Closing.

(a)                                 Subject to the terms and conditions of this Agreement, the closing of the repurchase of Repurchase Shares by the Company from the Repurchase Stockholder, pursuant to this Agreement (the “Closing”) shall take remotely via the exchange of documents and signatures on the Effective Date.

(b)                                 On or before the Closing, the Repurchase Stockholder shall deliver to the Company the original certificate representing the Repurchase Shares to be transferred by the

Repurchase Stockholder, accompanied by an executed stock assignment in the form attached hereto as Exhibit A.

(c)                                  If any certificate representing Repurchase Shares shall have been lost, stolen, mislaid or destroyed, upon receipt of (i) an affidavit of that fact from the Repurchase Stockholder claiming such certificate to be lost, mislaid, stolen or destroyed, (ii) such indemnity as the Company may reasonably require and (iii) any other documents necessary to evidence and effect the repurchase thereof, the Company shall deliver to the Repurchase Stockholder the applicable consideration for the Repurchase Shares represented by such lost, stolen, mislaid or destroyed certificate.

1.3                               Taxes. (a) The Repurchase Stockholder shall pay all sales or transfer taxes payable with respect to the repurchase of shares hereunder, as well as any income taxes payable with respect to the repurchase of the Repurchase Shares.  (b) The parties agree for all income tax purposes that the fair market value of the Repurchase Shares is $568,161.78 and shall not take any position to the contrary unless required by a final determination to the contrary.

2.                                      Representations and Warranties of the Company.

2.1                               Representations and Warranties of the Company. As a material inducement to the Repurchase Stockholder to enter into and perform their respective obligations under this Agreement, the Company represents and warrants to the Repurchase Stockholder that:

(a)                                 The Company has all requisite corporate power and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby.

(b)                                 All corporate action on the part of the Company and its officers, directors and stockholders necessary for the authorization, execution, delivery and performance of all obligations of the Company under this Agreement has been or will be taken prior to or concurrently with the Closing. This Agreement constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally or by equitable principles and (ii) general principles of equity (including, without limitation, the availability of specific performance, injunctive relief or other equitable remedies).

(c)                                  The execution, delivery and performance of this Agreement by the Company, and the consummation by the Company of the transactions contemplated hereby, will not (i) conflict with or result in a violation of any provision of the Company’s certificate of incorporation or bylaws, (ii) result in any violation of, or be in conflict with, or constitute, with or without the passage of time or giving of notice, a default under, any provision, instrument, judgment, order, writ, decree, law, rule, regulation, license, permit or contract by which the Company or its assets are bound, or (iii) constitute, with or without the passage of time or giving of notice, an event that results in the creation of any lien, charge, restriction, claim, security interest or encumbrance (collectively, “Encumbrances”) upon the Company or any assets of the Company.

2.2                               Representations and Warranties of the Repurchase Stockholder. As a material inducement to the Company to enter into and perform its obligations under this Agreement, the Repurchase Stockholder represents and warrants to the Company as follows:

(a)                                 The Repurchase Stockholder has all requisite power and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby. All action on the part of the Repurchase Stockholder and, as applicable, its directors, officers, members, partners and stockholders necessary for the authorization, execution, delivery and performance of all obligations of the Repurchase Stockholder under this Agreement has been or will be taken prior to Closing. This Agreement constitutes the valid and legally binding obligation of the Repurchase Stockholder, enforceable in accordance with its terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally or by equitable principles and (ii) general principles of equity (including, without limitation, the availability of specific performance, injunctive relief, or other equitable remedies.

(b)                                 The execution, delivery and performance of this Agreement by the Repurchase Stockholder, and the consummation by the Repurchase Stockholder of the transactions contemplated hereby, will not (i) conflict with or result in a violation of any provision of the Repurchase Stockholder’s governing documents, (ii) result in any violation of, or be in conflict with, or constitute, with or without the passage of time or giving of notice, a default under, any provision, instrument, judgment, order, writ, decree, law, rule, regulation, license, permit or contract by which the Repurchase Stockholder or its assets are bound, or (iii) constitute, with or without the passage of time or giving of notice, an event that results in the creation of any Encumbrances upon the Repurchase Stockholder or any assets of the Repurchase Stockholder. The consummation by the Repurchase Stockholder of the transactions contemplated hereby does not require the consent of any third party not obtained.

(c)                                  The Repurchase Stockholder is the sole record and beneficial owner of all of the Repurchase Shares, free and clear of all  options, calls  or Encumbrances;  provided, however, that such shares may be subject to such restrictions as are set forth in the Company’s certificate of incorporation, equity incentive plan, and current financing documents (collectively, the “Related Agreements”). At the Closing, the Company shall take good and marketable title to the Repurchase Shares, free and clear of all options, calls or Encumbrances. Other than the Related Agreements, the Repurchase Stockholder is not a party to any stockholders agreement, voting agreement, voting trust or similar agreement or arrangement relating to any of the Repurchase Shares.

(d)                                 The Repurchase Stockholder is sophisticated in financial and business matters and has such knowledge and experience in transactions of the sort contemplated by this Agreement so as to be capable of evaluating and understanding the merits and risks of the transactions contemplated by this Agreement, has received certain information concerning the Company and has had the opportunity to obtain such additional information as it has requested in order to evaluate the merits of and the risks inherent in such transactions. The Repurchase Stockholder has determined based on its own investigation that the repurchase of the Repurchase Shares for the Repurchase Consideration pursuant to this Agreement is fair under the circumstances.

3.                                      General.

3.1                               Further Assurances. The Company and the Repurchase Stockholder agree to (a) furnish upon request to any other party such further information, (b) execute and deliver to any other party such other documents and (c) do such other acts and things, all as such other party may reasonably request for the purpose of carrying out the intent of this Agreement and the transactions contemplated by this Agreement.

3.2                               Survival. All representations and warranties made by any party in this Agreement or pursuant hereto shall survive any investigation made at any time by or on behalf of any other party and shall survive the Closing. The covenants and agreements set forth in this Agreement shall survive the Closing and shall continue until all obligations set forth therein shall have been performed or satisfied or they shall have terminated in accordance with their terms.

3.3                               Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

3.4                               Entire Agreement. This Agreement and the documents referred to herein constitute the entire agreement among the parties and supersede all prior communications, representations, understandings and agreements of the parties with respect to the subject matter hereof and thereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein. All Exhibits hereto are hereby incorporated herein by reference. Nothing in this Agreement, express or implied, is intended to confer upon any third party any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

3.5                               Injunctive Relief. Each of the Repurchase Stockholder and the Company acknowledges and agrees that in view of the uniqueness of the Repurchase Shares, damages at law would be insufficient for breach by a party of any of its covenants in this Agreement. Accordingly, each party agrees that in the event of breach or threatened breach by such party of any provisions of this Agreement, the non-breaching parties shall be entitled to equitable relief in the form of an order to specifically perform or an injunction to prevent irreparable injury, without being required to provide security or post bond. Nothing herein shall be construed as prohibiting any party hereto from pursuing solely or in addition any other remedies, including damages, for breach or threatened breach of this Agreement.

3.6                                       Governing Law. This Agreement, and all matters arising directly or indirectly herefrom, shall be governed by and construed under the laws of Delaware without regard to the provisions thereof relating to choice of law or conflicts of law. Any suit, action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Agreement may be brought against any of the parties only in the courts of the State of Delaware, or, if it has or can acquire the necessary jurisdiction, in the United States District Court located in Delaware.

3.7                               Counterparts; Facsimile Signatures. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may be executed by facsimile signatures.

3.8                               Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

3.9                               Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified; (b) when sent by confirmed facsimile if sent during normal business hours of the recipient, if not, then on the next business day; (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (d) one (1) business day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company at the address as set forth on the signature page hereof and to the Repurchase Stockholder at the Repurchase Stockholder’s address set forth on the signature page hereto or at such other address as the Company or the Repurchase Stockholder may designate by ten (10) days advance written notice to the other parties hereto.

3.10                        Finders’ Fees. Each party hereto represents that it is not,  and will not be, obligated for any finders’ fee, broker’s fee or commission in connection with this transaction. The Repurchase Stockholder agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finders’ fee or broker’s fee (and the costs and expenses of defending against such liability or asserted liability) for which the Repurchase Stockholder or, as applicable, any of its officers, directors, employees or representatives is or may be found responsible.

3.11                        Amendments and Waivers. This Agreement may be amended or waived only by written instrument duly executed by the Company and the Repurchase Stockholder. Any waiver must be in writing, and any waiver by any party of breach of any provision of this Agreement shall not operate as or be construed to be waiver of any other breach of that provision or of any breach of any other provision of this Agreement. The failure of a party to insist upon strict adherence to any term of this Agreement on one or more occasions will not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

3.12                        Severability. If any provision of this Agreement is held to be unenforceable under applicable law, such provision shall be deemed severed from this Agreement and the remainder of this Agreement shall continue in full force and effect. The parties agree to replace any unenforceable provision with a substitute provision that, to the maximum extent permitted by applicable law, reflects the original intentions of the parties and is enforceable.

[Signatures appear on following pages.]

IN WITNESS WHEREOF, the parties have executed this Share Repurchase Agreement as of the Effective Date.

COMPANY:	AXCELLA HEALTH, INC.

	By:	/s/ David A. Epstein
		Name:	David A. Epstein
		Title:	Chairman Axcella Health

REPURCHASE STOCKHOLDER :

ROBERT CONNELLY

	By:	/s/ Robert Connelly

Address:

EXHIBIT A

FORM OF STOCK ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers or otherwise relinquishes, as applicable, unto Axcella Health, Inc., a Delaware corporation (the “Corporation”), 168,594 shares of Common Stock of the Corporation standing in the undersigned’s name on the books of the Corporation, and represented by Certificate No.    , and does hereby irrevocably constitute and appoint the Secretary of the Corporation or such other authorized officer of the Corporation as attorney-in-fact, with full power of substitution, to transfer the stock on the books of the Corporation.

Dated:  May 29, 2018

ROBERT CONNELLY

By:	/s/ Robert Connelly